SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D)
                                    of the
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:   June 5, 1998


                 AMERICAN CRAFT BREWING INTERNATIONAL LIMITED
            (Exact name of registrant as specified in its charter)

                                    BERMUDA
        (State or other jurisdiction of incorporation or organization)

          1-12119                              72-1323940
     (Commission  File  Number)          (IRS  Employer Identification Number)

                              C/O PETER BORDEAUX
                          1 GALLERIA BLVD., SUITE 912
                           METAIRIE, LOUISIANA 70001
                   (Address of principal executive offices)

                                (504) 849-2739
             (Registrant's telephone number, including area code)


ITEM  5.          OTHER  EVENTS.
--------          --------------

     On Monday, 1 June, American Craft Brewing International, Ltd. ("AmBrew") announced that it had been notified by Anhueser-Busch that it had been evicted and its assets transferred from the premises of its Rio Bravo Brewery in Tecate, Mexico pursuant to a court order.

     AmBrew has since learned that the company attempting to take over the brewery, Cerveceria Mexicana is in part or totally owned by the largest shareholder of AmBrew. This shareholder also owns the facility where the Company's Rio Bravo brewery leased its premises in Tecate, Mexico and was recently evicted.

     At the same time, Anheuser-Busch terminated its Contract Brewing and Packaging Agreement with AmBrew because of the above described events.

     AmBrew is still investigating its legal remedies both in the U.S. and Mexico.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN  CRAFT  BREWING  INTERNATIONAL,  LTD.


By:  /s/Peter  Bordeax
     -----------------
      Peter  Bordeaux,  CEO


Date:    June  5,  1998


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